OTHER ASSETS (Details) (USD $) In Thousands, unless otherwise specified	Sep. 30, 2013	Dec. 31, 2012	Dec. 31, 2011
OTHER ASSETS
Deferred debt issuance costs		$ 39,539	$ 33,647
Tax receivables		6,301	71,217
Prepaid assets		5,743	7,440
Derivative assets		2,803	3,598
Property and equipment, net		150	167
Other current assets		18,722	26,038
Total other assets	$ 67,301	$ 73,258	$ 142,107